File Number: 333-110037
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                   June 9, 2006

Pioneer AMT-Free Municipal Fund
Supplement to the May 1, 2006 Class A, B and C Shares and
Investor Class Shares Prospectuses

Pioneer AMT-Free CA Municipal Fund
Supplement to the May 1, 2006 Class A, B and C Shares and
Investor Class Shares Prospectuses

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day  management of the Fund's portfolio is the  responsibility of Stephen
C. Bauer, lead portfolio manager. Mr. Bauer is supported by David Eurkus, portfolio manager, and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Bauer joined Pioneer in November 2004. Prior to joining Pioneer, Mr. Bauer was president and director of Safeco Asset Management Company, and previously served as a portfolio manager of the fund's predecessor fund from that fund's inception until Pioneer assumed management in 2004. Mr. Eurkus joined Pioneer as a senior vice president in January 2001 and has been an investment professional since 1969.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.



                                                                   19587-00-0606
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC